Exhibit 10.1

Execution Version

EIGHTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated December 13, 2013

Among

RESOLUTE ENERGY CORPORATION,

as Borrower,

CERTAIN OF ITS SUBSIDIARIES,

as Guarantors,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

BANK OF MONTREAL,

as Syndication Agent,

BARCLAYS BANK PLC, CITIBANK, N.A. and

U.S. BANK NATIONAL ASSOCIATION,

as Co-Documentation Agents,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC

and BMO CAPITAL MARKETS

as Joint Bookrunners and Joint Lead Arrangers

THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”), dated as of December 13, 2013, is by and among Resolute Energy Corporation, a Delaware corporation (the “Borrower”), certain of its subsidiaries (collectively, the “Guarantors”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and the lenders party hereto (the “Lenders”).

Recitals

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2010 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated April 13, 2011, the Second Amendment to Second Amended and Restated Credit Agreement dated April 20, 2011, the Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2012, the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 7, 2012, the Fifth Amendment to Second Amended and Restated Credit Agreement dated as of December 27, 2012, the Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 22, 2013 and the Seventh Amendment to Second Amended and Restated Credit Agreement dated as of April 15, 2013, and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Each capitalized term used in this Eighth Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Eighth Amendment refer to sections of the Credit Agreement.

ARTICLE II

Amendments

As of the Eighth Amendment Effective Date, the Credit Agreement is amended as follows:

Section 2.01 Amendments to Section 1.02 of the Credit Agreement.

(a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

“‘Eighth Amendment’ means that certain Eighth Amendment to Second Amended and Restated Credit Agreement, dated as of December 13, 2013, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.”

“‘Eighth Amendment Effective Date’ means the first Business Day on which all of the conditions precedent set forth in Article III of the Eighth Amendment shall have been satisfied (or waived in accordance with Section 12.02).”

(b) The definition of “Agreement” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment, as the same may from time to time be amended, modified, supplemented or restated.”

Section 2.02 Amendment to Section 9.01(b). Section 9.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Maximum Leverage Ratio. The Loan Parties will not, as of the last day of any fiscal quarter for which financial statements have been provided pursuant to Section 8.01(a) or (b), permit the ratio of Funded Debt as of such date to EBITDA of the Borrower and its Consolidated Restricted Subsidiaries for the four (4) quarter period ending on such date to be greater than the applicable ratio set forth below:

Quarter Ending	Maximum Leverage Ratio
December 31, 2012	4:25:1.00
March 31, 2013	4.85:1.00
June 30, 2013 – December 31, 2013	4.50:1.00
March 31, 2014	4.50:1.00
June 30, 2014 and thereafter	4.00:1.00

ARTICLE III

Conditions Precedent

This Eighth Amendment shall become effective on the first Business Day on which all of the following conditions precedent shall have been satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

(a) The Administrative Agent shall have received from the Borrower, each of the Guarantors and the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Eighth Amendment signed on behalf of such Persons.

(b) The Administrative Agent shall have received from the Borrower (i) a work fee for each Lender party to the Eighth Amendment on such date in an amount equal to $5,000 for each such Lender, and (ii) all other fees and amounts due and payable on or prior to the Eighth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

ARTICLE IV

Representations and Warranties

Each Loan Party hereby represents and warrants to each Lender that:

(a) Each of the representations and warranties made by it under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of its execution of this Eighth Amendment, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.

(b) Immediately after giving effect to, this Eighth Amendment, no Default has occurred and is continuing.

(c) The execution, delivery and performance by it of this Eighth Amendment have been duly authorized by it.

(d) This Eighth Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(e) The execution, delivery and performance by it of this Eighth Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of it or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Eighth Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of it or any Restricted Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the it or such Restricted Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of any Loan Party or any Restricted Subsidiary (other than the Liens created by this Eighth Amendment or the Loan Documents).

ARTICLE V

Miscellaneous

Section 5.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect. Each of the Loan Parties hereby agrees that its liabilities under the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents, in each case as amended, to which it is a party, shall remain enforceable against such Loan Party in accordance with the terms thereof and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Eighth Amendment, and each Loan Party hereby confirms and ratifies its liabilities under the Loan Documents (as so amended) to which it is a party in all respects. Except as expressly set forth herein, this Eighth Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Eighth Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Eighth Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Eighth Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Eighth Amendment.

Section 5.02 GOVERNING LAW. THIS EIGHTH AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5.03 Descriptive Headings, Etc. The descriptive headings of the sections of this Eighth Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Eighth Amendment are hereby incorporated into this Eighth Amendment in their entirety.

Section 5.04 Payment of Fees and Expenses. Without duplicating any amounts paid pursuant to clause (b)(i) of Article III above, the Borrower agrees that each Lender that executes and delivers this Eighth Amendment to the Administrative Agent prior to 5:00 pm MT on December 13, 2013 shall receive from the Borrower a work fee of $5,000, and all such amounts shall be paid by the Borrower to the Administrative Agent for the account of such Lenders on or prior to December 13, 2013. Notwithstanding the foregoing, however, this Eighth Amendment shall be effective for all purposes on the first Business Day on which all of the conditions precedent set forth in Article III above are satisfied (or waived in accordance with Section 12.02 of the Credit Agreement). The Borrower also agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Eighth Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. The agreement set forth in this Section 5.04 shall survive the termination of this Eighth Amendment and the Credit Agreement.

Section 5.05 Entire Agreement. This Eighth Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Eighth Amendment is a Loan Document executed under the Credit Agreement.

Section 5.06 Counterparts. This Eighth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Eighth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 5.07 Successors. The execution and delivery of this Eighth Amendment by any Lender shall be binding upon each of its successors and assigns.

Section 5.08 Scheduled Redetermination of the Borrowing Base. Effective as of the date hereof, the Borrowing Base shall be $415,000,000, subject to future redeterminations as provided in the Credit Agreement. The Borrower and the Lenders agree that this redetermination shall constitute the Scheduled Redetermination scheduled to occur on October 1, 2013.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers as of the date first written above.

BORROWER:

RESOLUTE ENERGY CORPORATION

	By:	/s/ Theodore Gazulis
Theodore Gazulis
Executive Vice President and
Chief Financial Officer

GUARANTORS:	HICKS ACQUISITION COMPANY I, INC.

RESOLUTE ANETH, LLC

RESOLUTE WYOMING, INC. (f/k/a Primary Natural Resources, Inc.)

RESOLUTE NATURAL RESOURCES COMPANY, LLC (f/k/a Resolute Natural Resources Company)

BWNR, LLC

WYNR, LLC

RESOLUTE NORTHERN ROCKIES, LLC

RESOLUTE NATURAL RESOURCES
SOUTHWEST, LLC

	By:	/s/ Theodore Gazulis
Theodore Gazulis
Executive Vice President and
Chief Financial Officer

Signature Page to

Eighth Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT
AND LENDER:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, successor-by-merger to Wachovia Bank, National Association, as Administrative Agent and a Lender

	By:	/s/ Suzanne Ridenhour
Suzanne Ridenhour
Director

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Suzanne Ridenhour
Suzanne Ridenhour
Director

Signature Page to

Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	BANK OF MONTREAL

	By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	BARCLAYS BANK PLC

	By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

Signature Page to

Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

Signature Page to

Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Vice President

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	UNION BANK, N.A.

	By:	/s/ Rachel Bowman
Name: Rachel Bowman
Title: Vice President

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Jodie Gildersleeve
Name: Jodie Gildersleeve
Title: Assistant Vice President

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Kristin N. Oswald
Name: Kristin N. Oswald
Title: Vice President

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ Brandon M. White
Name: Brandon M. White
Title: Assistant Vice President

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	SUNTRUST BANK

	By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	ING CAPITAL LLC

	By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Director

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Paul J. Pace
Name: Paul J. Pace
Title: Senior Vice President

Signature Page to

Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	ASSOCIATED BANK, N.A.

	By:	/s/ Kyle Lewis
Name: Kyle Lewis
Title: Assistant Vice President

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Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	CADENCE BANK, N.A.

	By:	/s/ Eric Broussard
Name: Eric Broussard
Title: Senior Vice President

Signature Page to

Eighth Amendment to Second Amended and Restated Credit Agreement

LENDER:	GUARANTY BANK AND TRUST COMPANY

	By:	/s/ Gail J. Nofsinger
Name: Gail J. Nofsinger
Title: Senior Vice President

Signature Page to

Eighth Amendment to Second Amended and Restated Credit Agreement